Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Daedalus Special Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 27, 2026

/s/ Husnu Akin Babayigit
Name:	Husnu Akin Babayigit
Title:	Co-Chief Executive Officer and Director (Principal Executive Officer)

By:	/s/ Orkun Kilic
Name:	Orkun Kilic
Title:	Co-Chief Executive Officer and Director (Principal Executive Officer)